Exhibit 4.1

COMMON SHARES	COMMON SHARES

PAR VALUE US$0.001 per share	THE SHARES REPRESENTED BY THIS
CERTIFICATE ARE TRANSFERABLE IN
CANTON, MA, JERSEY CITY, NJ AND
COLLEGE STATION, TX

Certificate	Shares
Number

GEOPARK LTD

INCORPORATED UNDER THE LAWS OF BERMUDA

THIS CERTIFIES THAT

CUSIP
SEE REVERSE FOR CERTAIN DEFINITIONS

is the registered holder of

FULLY-PAID AND NON-ASSESSABLE COMMON SHARES, PAR VALUE US $0.001 PER SHARE, OF

GeoPark LTD (hereinafter called the “Company”), transferable on the books of the Company in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby, are issued and shall be held subject to all of the provisions of the Memorandum of Association, as amended, and the Bye-Laws, as amended, of the Company (copies of which are on file with the Company and with the Transfer Agent), to all of which each holder, by acceptance hereof, assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

DATED

FACSIMILE SIGNATURE TO COME	COUNTERSIGNED AND REGISTERED:
COMPUTERSHARE TRUST COMPANY, N.A.
Chief Executive Officer	TRANSFER AGENT AND REGISTRAR,

2003

BERMUDA

FACSIMILE SIGNATURE TO COME
By
Secretary		AUTHORIZED SIGNATURE

GEOPARK LTD

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	- as tenants in common	UNIF GIFT MIN ACT -		Custodian
			(Cust)		(Minor)
TEN ENT	- as tenants by the entireties		under Uniform Gifts to Minors Act
(State)
JT TEN	- as joint tenants with right of survivorship and not as tenants in common	UNIF TRF MIN ACT -		Custodian (until age )
(Cust)
under Uniform Transfers to Minors Act
			(Minor)		(State)

Additional abbreviations may also be used though not in the above list.

THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH REGISTERED HOLDER WHO SO REQUESTS, A SUMMARY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF SHARES OF THE COMPANY AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND RIGHTS, AND THE VARIATIONS IN RIGHTS, PREFERENCES AND LIMITATIONS DETERMINED FOR EACH SERIES, WHICH ARE FIXED BY THE MEMORANDUM OF ASSOCIATION OF THE COMPANY, AS AMENDED, AND THE RESOLUTIONS OF THE SHAREHOLDERS AND THE BOARD OF DIRECTORS OF THE COMPANY, AND THE AUTHORITY OF THE BOARD OF DIRECTORS AND THE SHAREHOLDERS TO DETERMINE VARIATIONS FOR FUTURE SERIES. SUCH REQUEST MAY BE MADE TO THE OFFICE OF THE SECRETARY OF THE COMPANY OR TO THE TRANSFER AGENT. THE BOARD OF DIRECTORS MAY REQUIRE THE REGISTERED HOLDER OF A LOST OR DESTROYED SHARE CERTIFICATE, OR HIS LEGAL REPRESENTATIVES, TO GIVE THE COMPANY A BOND TO INDEMNIFY IT AND ITS TRANSFER AGENTS AND REGISTRARS AGAINST ANY CLAIM THAT MAY BE MADE AGAINST THEM ON ACCOUNT OF THE ALLEGED LOSS OR DESTRUCTION OF ANY SUCH CERTIFICATE.

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

For value received,                                                         hereby sell, assign and transfer unto

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

                                                                                                                                                                                 Shares of the common shares represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                                                                                                                                 Attorney to transfer the said shares on the books of the within-named Company with full power of substitution in the premises.

Dated: 20			Signature(s) Guaranteed: Medallion Guarantee Stamp

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.

Signature:

Signature:
	Notice:	The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.